Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Windswept Environmental Group, Inc. (the "Company") on Form 10-K for the fiscal year ended July 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael O'Reilly, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Michael O'Reilly
                                                Michael O'Reilly
                                                President and
                                                Chief Executive Officer

                                                Dated: September 23, 2003